UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 9, 2012, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the sixty-fifth supplemental indenture (as described below) (collectively, the “Existing Guarantors”), Energy Alternatives Wholesale, LLC, NRG Backup Generation Services LLC and NRG Homer City Services LLC (collectively, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the seventy-first supplemental indenture (the “Seventy-First Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by the twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), the twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the guarantors party thereto and the Trustee, the fortieth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-seventh supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-third supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-ninth supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, and the sixty-fifth supplemental indenture, dated as of May 9, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventy-First Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 8.50% 2019 Notes.

On October 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the seventy-second supplemental indenture (the “Seventy-Second Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), the forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the guarantors party thereto and the Trustee, the forty-eighth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fourth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixtieth supplemental indenture, dated as of Apirl 5, 2012, among NRG, the guarantors party thereto and the Trustee, and the sixty-sixth supplemental indenture, dated as of May 9, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventy-Second Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On October 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the seventy-third supplemental indenture (the “Seventy-Third Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the forty-second supplemental indenture, dated as of January 26, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), the forty-ninth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fifth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-first supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, and the sixty-seventh supplemental indenture, dated as of May 9, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventy-Third Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

On October 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the seventy-fourth supplemental indenture (the “Seventy-Fourth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fiftieth supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”), the fifty-sixth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-second supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee, and the sixty-eighth supplemental indenture, dated as of May 9, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventy-Fourth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 7.625% 2019 Notes.

On October 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the seventy-fifth supplemental indenture (the “Seventy-Fifth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fifty-first supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), the fifty-seventh supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-third supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee, and the sixty-seventh supplemental indenture, dated as of May 9, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventy-Fifth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2021 Notes.

On October 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the seventy-sixth supplemental indenture (the “Seventy-Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the seventieth supplemental indenture, dated as of September 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes”). Pursuant to the Seventy-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2023 Notes.

Copies of the Seventy-First Supplemental Indenture, the Seventy-Second Supplemental Indenture, the Seventy-Third Supplemental Indenture, the Seventy-Fourth Supplemental Indenture, the Seventy-Fifth Supplemental Indenture and the Seventy-Sixth Supplemental Indenture are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions of the material terms of the Seventy-First Supplemental Indenture, the Seventy-Second Supplemental Indenture, the Seventy-Third Supplemental Indenture, the Seventy-Fourth Supplemental Indenture, the Seventy-Fifth Supplemental Indenture and the Seventy-Sixth Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ David R. Hill
David R. Hill
Executive Vice President and General Counsel
October 12, 2012

EXHIBIT INDEX

Exhibit No.	Document

4.1	Seventy-First Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Seventy-Second Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.3	Seventy-Third Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.4	Seventy-Fourth Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.5	Seventy-Fifth Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.6	Seventy-Sixth Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.